N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 30, 2011

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Small-Cap Value Fund

Annual Report
December 30, 2011

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Suite 1100 Westlake, OH 44145-1524

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA

VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND") (each a "Fund") for the year ended December 30, 2011. Each Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

One year ago, many felt that 2011 would be a year in which the economy would move forward from an economy that needed constant government support in the form of unprecedented monetary stimuli and bailout packages to one that would finally stand on its own producing a reasonable GDP level. However, through the course of 2011, several events transpired to slow economic growth to a much more modest pace than anticipated.

Economic growth slowed in the first quarter of 2011 as bad weather and high oil prices restrained spending, placing the United States in a modest recovery relative to historical post-recession periods. The continued growth, although tepid, was boosted by the year end tax/stimulus package and a reiteration by the Fed that it would not raise rates any time soon.

The economic data in the second quarter continued to point to slow economic growth. Part of the economic slowdown could be attributed to supply chain problems in Japan caused by the Tsunami's lingering effects. This was coupled with unstable weather in the Midwest and a slowdown in government spending on defense. The Fed again reiterated that rates would stay extraordinarily low through mid 2013.

The economic data released during the third quarter indicated that although the U.S. was avoiding a double dip recession, it was definitely experiencing subpar growth. Sustained gains in the labor market had yet to materialize. As a result, the Fed announced Operation Twist, designed to push longer interest rates down by selling shorter maturities and using the proceeds to buy longer maturities in order to stimulate lending and support economic growth.

The fourth quarter was characterized by political paralysis which resulted in uncertainty and volatility in the global equity markets. In the U.S., the Congressional "Super Committee" wasn't so super as it failed to identify the $1.2 trillion in spending cuts by the deadline. In Europe, political leaders also continued to "kick the can down the road" and failed to convince the markets that they had a viable plan to stem the region's sovereign debt crisis. Despite this, the U.S. economy continued to inch forward, spurred largely by lower energy prices.

By some measures in 2011, the economy proved to be remarkably resilient, weathering a series of unexpected shocks including a spike in energy prices, a U.S. credit rating downgrade and the European debt crisis. In other ways, the continued weak expansion has failed to meaningfully reduce the unemployment rate or provide much of a cushion against a possible double dip recession.

Municipal Bond Market Recap

The municipal market started 2011 with solidly negative mutual fund flows, concern of an onslaught of tax-exempt new issue forward supply and significant investor anxiety over the prospect of rampant municipal bond defaults and bankruptcies. Much has changed. Municipal bond mutual fund flows, after recording 29 consecutive weeks of outflows, are now posting solid inflows. The prolonged avalanche of tax-exempt supply the market had feared not only has not materialized but municipal borrowers looking to cut costs after the longest recession since the 1930s reduced long-term fixed rate debt issuance in 2011 to $258 billion, the least in eight years. Also, a case can be made that credit fundamentals at the state level may be on the mend. On the budget front, among the 46 states whose fiscal 2012 began on July 1, all but one had balanced and signed budgets. Importantly, these balanced budgets were achieved without the assistance of additional federal stimulus monies. And on those projected rampant defaults... they were out of touch with reality. Municipal bond defaults in 2011 were 69% lower (according to S&P) than in 2010 (which was lower than 2009).

Indeed despite many dire predictions, 2011 turned out to be an exceptional year for the municipal bond market. As we approached year-end, continued demand for municipal bonds pushed yields to all-time lows resulting in municipals leading the way as the best-performing fixed-income sector.

Fund Performance and Outlook

Tax-Free Fund for MT and Tax-Free Fund for ND provided a total return of 11.46%* and 10.72%*, respectively (at net asset value with distributions reinvested) for the year ended December 30, 2011, compared to the Funds' benchmark, the Barclays Capital Municipal Bond Index, which returned 10.69%.

The first quarter of 2011 was volatile with a significant increase in yields and decrease in prices in January resulting in a moderate decline in each Fund's share price. February, on the other hand, saw a huge decline in yields with a resulting rise in prices and substantial increase in each Fund's share price only to reverse again in March with moderately higher yields and lower prices.

The second quarter witnessed a major rally in the muni market with yields falling sharply in April and May and a corresponding substantial increase in each Fund's share price followed by a more stable June with a slight increase in yields and slight decrease in each Fund's share price.

The municipal rally in the second quarter continued through the remainder of 2012 as the tepid economic recovery and European contagion combined with revenue growth for the states and positive muni fund flows spurred continued buying of tax-exempt bonds.

Despite the continued scarcity of Montana and North Dakota municipal bonds throughout the period, each Fund was able to obtain an adequate supply of investment grade bonds of various maturities. Each Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from federal and each Fund's state income taxes and is consistent with preservation of capital remains the investment objective of each Fund.

We remain optimistic that more money may flow into municipal bonds due to the "safe haven" bid that the tax-exempt municipal market should maintain due to its credit resiliency. In addition, slow growth in the domestic economy, coupled with the downside risks from Europe should continue to foster a low interest rate environment. Although the limitations of monetary policy are becoming increasingly apparent, the Fed appears biased to provide further stimulus in 2012, as the gridlocked U.S. political system seems incapable of producing long-term oriented pro-growth legislation prior to the elections.

Finally, we recommend that shareholders view their investment in each Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Funds. If you would like more frequent updates, please visit the Funds' website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25% and 1.35%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.96% and 0.96%, respectively.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for Montana without Sales Charge	Viking Tax-Free Fund for Montana with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/01	$10,000	$9,625	$10,000
12/31/02	$10,992	$10,579	$10,960
12/31/03	$11,480	$11,049	$11,543
12/31/04	$11,945	$11,497	$12,059
12/31/05	$12,179	$11,722	$12,485
12/31/06	$12,685	$12,208	$13,090
12/31/07	$13,060	$12,570	$13,531
12/31/08	$12,451	$11,984	$13,197
12/31/09	$13,942	$13,418	$14,901
12/31/10	$14,211	$13,678	$15,245
12/30/11	$15,840	$15,246	$16,885

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(August 3, 1999)
Without sales charge	11.46%	8.36%	4.54%	4.71%	4.59%
With sales charge (3.75%)	7.34%	6.97%	3.75%	4.31%	4.27%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for North Dakota without Sales Charge	Viking Tax-Free Fund for North Dakota with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/01	$10,000	$9,625	$10,000
12/31/02	$11,009	$10,596	$10,960
12/31/03	$11,515	$11,083	$11,543
12/31/04	$11,948	$11,500	$12,059
12/31/05	$12,216	$11,758	$12,485
12/31/06	$12,798	$12,318	$13,090
12/31/07	$13,152	$12,659	$13,531
12/31/08	$12,510	$12,041	$13,197
12/31/09	$14,233	$13,699	$14,901
12/31/10	$14,443	$13,902	$15,254
12/30/11	$15,991	$15,392	$16,885

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(August 3, 1999)
Without sales charge	10.72%	8.53%	4.56%	4.81%	4.73%
With sales charge (3.75%)	6.60%	7.15%	3.76%	4.41%	4.40%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING SMALL-CAP VALUE FUND (In Liquidation)

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Small-Cap Value Fund ("Small-Cap Value Fund", or the "Fund") for the year ended December 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

As of December 30, 2011, the Small-Cap Value Fund had few remaining portfolio securities, as the announced liquidation was well under way. The annual performance numbers in this annual report include the period from December 19, through December 30, 2011 when the Fund was in the process of liquidating its portfolio in anticipation of the final liquidation of the portfolio on February 21, 2012.

Sincerely,

Viking Fund Management, LLC

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.56%. The net annual fund operating expense ratio (after expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.66%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

VIKING SMALL-CAP VALUE FUND (In Liquidation)

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 2000 Value Index

	Viking Small-Cap Value Fund without Sales Charge	Viking Small-Cap Value Fund with Maximum Sales Charge	Russell 2000 Value Index
5/3/01	$10,000	$9,500	$10,000
12/31/01	$9,113	$8,657	$8,858
12/31/02	$12,115	$11,509	$12,934
12/31/03	$14,278	$13,564	$15,812
12/31/04	$14,875	$14,131	$16,556
12/31/05	$16,960	$16,112	$20,443
12/31/06	$17,368	$16,500	$18,444
12/31/07	$12,658	$12,025	$13,110
12/31/08	$15,672	$14,889	$15,807
12/31/09	$18,456	$17,533	$19,680
12/31/10	$18,209	$17,299	$18,598
12/30/11	$10,000	$9,500	$10,000

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(May 3, 2001)
Without sales charge	-1.34%	12.89%	1.43%	6.18%	6.02%
With sales charge (5.00%)	-6.26%	10.96%	0.40%	5.63%	5.50%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

PORTFOLIO MARKET SECTORS December 30, 2011

Health Care	27.5%
Other Revenue	16.7%
Transportation	15.4%
Education	10.8%
Utilities	9.2%
General Obligation	8.3%
Housing	6.2%
Cash Equivalents and Other	5.9%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (94.1%)

Education (10.8%)
Gallatin County MT Sch Dist #44 Belgrade GO 3.500% 06/15/28	$575,000	$597,276
*MT St Brd Regents Higher Educ Rev Ref (MT St Univ) 5.000% 11/15/21	750,000	809,160
MT St Brd Regents Higher Educ Rev Ref (MT St Univ) 5.000% 11/15/18	260,000	290,953
MT St Brd Regents Higher Educ Rev Ref (MT St Univ) 4.500% 11/15/25	770,000	829,968
MT St Brd Regents Higher Educ Rev Unref (Univ of MT) 5.750% 05/15/24	225,000	227,396
MT St Brd of Rgts Hgr Ed Rev Facs Impt-Montana St Univ 5.000% 11/15/23	250,000	300,352
*MT St Higher Educ Student Assist Corp Student Ln Rev 6.400% 12/01/32	1,375,000	1,377,956
*University of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	140,000	158,344
University of MT Univ Revs Higher Educ Facs Impt Ser D 5.375% 05/15/19	370,000	431,575
University of Puerto Rico 5.000% 06/01/17	1,000,000	1,051,640
		6,074,620
General Obligation (8.3%)
Bozeman MT 4.950% 07/01/20	170,000	173,505
Butte Silver Bow City & Cnty GO 3.250% 07/01/22	765,000	794,407
MT ST Drinking WTR Revolv FD 4.200% 07/15/20	150,000	150,160
Puerto Rico Commonwealth Ser A 5.000% 07/01/21	755,000	806,740
Puerto Rico Commonwealth GO 6.000% 07/01/27	600,000	644,130
Puerto Rico Commonwealth Ref-Pub Impt-Ser A 5.375% 07/01/25	750,000	819,667
Puerto Rico Commonwealth Ref-Pub Impt-Ser A 5.250% 07/01/24	750,000	829,410
Ravalli County MT GO 4.250% 07/01/27	150,000	158,581
Ravalli County MT GO 4.350% 07/01/28	155,000	162,998
Ravalli County MT GO 4.400% 07/01/29	165,000	172,724
		4,712,322
Health Care (27.5%)
MT Fac Fin Auth Glendive Medical Center 4.500% 07/01/23	250,000	269,772
MT Fac Fin Auth Health Care Care Rev Kalispell Regl Med Ctr 4.500% 07/01/23	1,025,000	1,098,205
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 4.500% 01/01/17	120,000	133,787
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 5.000% 01/01/22	600,000	652,152
MT Fac Fin Auth Health Care Facs Rev Childrens Home 4.550% 01/01/17	250,000	270,232
MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.650% 07/01/24	1,365,000	1,457,533
MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.750% 07/01/25	380,000	404,016
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.125% 06/01/26	1,000,000	1,100,390
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.250% 06/01/30	535,000	584,712
MT Fac Fin Auth Health Care Facs Rev Ref-Dev Ctr Proj 4.500% 06/01/16	250,000	260,860
MT Fac Fin Auth Health Care Facs Rev Ref-Dev Ctr Proj 4.750% 06/01/19	170,000	176,759
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.500% 01/01/25	315,000	354,473
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.750% 01/01/31	615,000	681,943
MT Fac Fin Auth Health Master Ln Pg NE MT-B 4.500% 05/01/27	250,000	258,202
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/24	150,000	157,970
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/25	275,000	287,944
MT Fac Fin Auth Rev Prov Health & Svce 4.800% 12/01/20	105,000	109,584
MT Fac Fin Auth Rev Prov Health & Svce 5.000% 10/01/19	175,000	197,472
*MT Fac Fin Auth Rev Prov Health & Svce 5.000% 10/01/22	1,500,000	1,631,520
MT Fac Fin Auth Sisters of Charity of Leavenworth 4.500% 01/01/24	1,120,000	1,197,538
MT St Health Fac Auth Health Care Rev (Big Horn Hosp - Hardin) 5.100% 02/01/18	300,000	300,441
MT St Health Fac Auth Health Care Rev (Lewis & Clark Nursing Home) 5.100% 02/01/18	350,000	350,511
*MT St Health Fac Auth Health Care Rev (Marcus Daly Memorial) 6.000% 08/01/20	1,400,000	1,402,184
MT St Health Fac Auth Health Care Rev (State Hospital) 5.000% 06/01/22	600,000	601,020
Yellowstone County MT Health Care Lease Rev 5.000% 09/01/29	1,250,000	1,337,175
Yellowstone County MT Health Care Lease Rev 5.250% 09/01/34	245,000	262,606
		15,539,001
Housing (6.2%)
MT Brd Hsg AMT Single Family Mtg Ser B 4.750% 12/01/27	75,000	75,196
MT Brd Hsg Single Family Mtg Ser B-2 4.850% 12/01/15	45,000	45,017
MT Brd Hsg Single Family Program 5.550% 06/01/33	90,000	90,009
MT Brd Hsg Single Family Program 5.050% 12/01/24	125,000	130,258
MT Brd Hsg Single Family Program 5.300% 12/01/29	550,000	577,665
MT Brd Hsg Single Family Homeownership-A 4.700% 12/01/26	1,165,000	1,210,074
MT Brd Hsg Single Family Homeownership-A 4.850% 06/01/28	350,000	364,711
MT Brd Hsg AMT-Single Familiy Homeownership 3.850% 06/01/19	850,000	897,345
MT Brd Hsg Single Family Mtg Ser C2 4.850% 12/01/26	115,000	115,829
		3,506,104
Other Revenue (16.7%)
Billings MT Spl Impt Dist No 1385 7.000% 07/01/17	255,000	269,402
Billings MT Spl Impt Dist No 1369 & 1391 5.500% 07/01/26	300,000	304,875
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.550% 07/01/20	65,000	66,149
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.700% 07/01/21	70,000	71,378
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.800% 07/01/22	70,000	71,245
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/17	390,000	398,791
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/18	405,000	412,533
Bozeman MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 07/01/28	200,000	200,390
Butte Silver Bow MT City & Cnty Tax Increment 5.000% 07/01/21	600,000	613,878
Gallatin County MT Rural Impt Dist No 396 5.500% 07/01/25	600,000	618,042
Gallatin County MT Rural Impt Dist No 396 6.000% 07/01/30	1,000,000	1,033,260
Great Falls MT Tax Increment Urban Renewal West BK Urban Renewal Dist-A 5.550% 07/01/29	275,000	305,462
Helena MT Ctfs Partn 4.625% 01/01/24	270,000	300,764
Helena MT Ctfs Partn 5.000% 01/01/29	175,000	189,931
Missoula MT Tax Increment Urban Renewal 5.125% 07/01/26	125,000	132,356
MT Fac Fin Auth Health Care Facs Rev (Cmnty Counsel & Correctl Svcs) 4.500% 10/01/22	470,000	511,797
MT Fac Fin Auth Boyd Andrew Community Svcs Proj 4.375% 10/01/20	285,000	309,487
MT Fac Fin Auth Health Care Facs Rev (Boyd Andrew Proj) 4.500% 10/01/22	215,000	234,120
MT St Health Fac Auth Health Care Rev (Lewis & Clark Office Proj) 5.100% 02/01/18	150,000	150,219
MT Health Facs Auth (Alternatives Inc) Prerelease Ctr. Rev 5.600% 10/01/17	655,000	655,891
MT Health Facs Auth (Boyd Andrew Prj) Pre Release Center 6.300% 10/01/20	795,000	796,200
Puerto Rico Sales Tax Fin First Sub-SER A 5.000% 08/01/24	800,000	878,688
Puerto Rico Sales Tax Fin Corp Sales Tax Rev 5.000% 08/01/26	750,000	804,240
Whitefish MT Tax Increment Urban Renewal Rev Emergency Svcs PJ Ref 4.625% 07/15/20	100,000	107,668
		9,436,766
Transportation (15.4%)
Billings MT Arpt Rev 4.500% 07/01/18	800,000	852,120
Billings MT Arpt Rev 4.750% 07/01/19	350,000	374,462
Billings MT Arpt Rev 5.000% 07/01/20	235,000	252,047
Madison County MT Rural Impt Dist 5.500% 07/01/25	770,000	804,866
Madison County MT Rural Impt Dist 6.000% 07/01/30	1,000,000	1,035,190
Missoula MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 07/01/27	200,000	206,692
Missoula MT Spl Assmt Sidewalk Curb 6.000% 07/01/30	200,000	209,970
Missoula MT Spl Impt Dists No 540 4.600% 07/01/24	100,000	100,807
Missoula MT Spl Impt Dists No 540 4.600% 07/01/25	105,000	105,422
Missoula MT Spl Impt Dists No 541 5.400% 07/01/29	370,000	403,533
Missoula MT Spl Impt Dists No 548 4.000% 07/01/19	190,000	200,773
Missoula MT Spl Impt Dists No 548 4.625% 07/01/23	240,000	253,637
Missoula MT Spl Impt Dists No 548 5.250% 07/01/27	240,000	255,475
Missoula MT Spl Impt Dists No 548 5.500% 07/01/31	235,000	247,460
MT St Dept Transn Rev Grant Antic Hwy 93 5.000% 06/01/22	350,000	404,159
Puerto Rico Highway Rev 4.950% 07/01/26	205,000	209,744
Puerto Rico Commonwealth Hwy & Trans Auth Hwy Rev 5.500% 07/01/20	165,000	214,508
Puerto Rico Highway Rev 4.950% 07/01/26	295,000	308,635
Puerto Rico Commonwealth Hwy & Trans Auth Hwy Rev 5.500% 07/01/20	105,000	117,496
Puerto Rico Commonwealth Hwy & Trans Auth Hwy Rev 6.250% 07/01/21	500,000	596,040
Puerto Rico Commonwealth Hwy & Trans Auth Rev 5.500% 07/01/29	370,000	395,878
Puerto Rico Commonwealth Hwy & Trans Auth Rev 5.000% 07/01/26	300,000	305,145
Puerto Rico Commonwealth Hwy & Trans Auth Rev 5.500% 07/01/23	750,000	844,395
		8,698,454
Utilities (9.2%)
Dillon MT Wtr & Swr Sys Rev 4.000% 08/01/41	675,000	681,095
*Forsyth MT Pollution Ctl Rev Ref Northwestern Corp Colstrip 4.650% 08/01/23	1,800,000	1,915,092
Puerto Rico Electric Power Auth Power Rev 5.000% 07/01/28	1,000,000	1,019,920
Puerto Rico Electric Power Auth Power Rev 5.000% 07/01/22	725,000	805,200
Puerto Rico Electric Power Auth Power Rev 5.000% 07/01/25	750,000	774,278
		5,195,585

TOTAL MUNICPAL BONDS (COST: $50,295,716)		$53,162,852

SHORT-TERM SECURITIES (4.4%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market 0.010% (COST: $2,493,180)	2,493,180	$2,493,180

TOTAL INVESTMENTS IN SECURITIES (COST: $52,788,896) (98.5%)		$55,656,032
OTHER ASSETS LESS LIABILITIES (1.5%)		839,722

NET ASSETS (100.0%)		$56,495,754

^Variable rate security; rate shown represents rate as of December, 30 2011.
*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PORTFOLIO MARKET SECTORS December 30, 2011

Health Care	18.40%
Housing	17.50%
Other Revenue	17.40%
General Obligation	13.30%
Education	13.10%
Utilities	12.10%
Transportation	6.70%
Cash Equivalents and Other	1.50%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (98.5%)

Education (13.1%)
Fargo ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 05/01/20	$250,000	$273,580
Minot ND Pub Sch Dist Bldg Auth 4.800% 05/01/23	210,000	211,774
*ND St Brd Higher Ed Student Svcs Facs Rev MSU 5.000% 08/01/18	175,000	181,127
*ND St Brd Higher Ed Student Svcs Facs Rev MSU 5.500% 08/01/23	125,000	128,046
ND St Brd Higher Ed Rev Hsg & Aux - BSC 4.750% 05/01/19	100,000	101,419
ND St Brd Higher Ed Rev Hsg & Aux - Bismarck St College 5.350% 05/01/30	500,000	502,635
ND St Brd Higher Ed (ND State Univ Hsg & Aux Facs) 5.000% 04/01/27	250,000	273,165
ND St Brd Higher Ed 5.000% 04/01/25	160,000	178,059
Puerto Rico Indl Tourist Ed Fac Inter American Univ 5.000% 10/01/22	500,000	500,705
Univ of Puerto Rico 5.000% 06/01/17	450,000	473,238
		2,823,748
General Obligation (13.3%)
Fargo ND Ref & Impt - Ser C 4.000% 05/01/32	250,000	255,012
Fargo ND Pub Sch Dist No 1 Ltd Tax-Sch Bldg 4.500% 05/01/21	250,000	269,915
Fargo ND Pub Sch Dist No 1 Ltd Tax 5.000% 05/01/23	200,000	219,092
Grand Forks ND Ref Impt 5.000% 12/01/24	100,000	102,151
Grand Forks ND Pub Bldg 4.625% 12/01/26	350,000	377,681
*City of Minot ND (Highway Bonds) GO 5.000% 10/01/23	555,000	565,795
Minot ND Wtr & Swr Util Resv Rev 5.250% 10/01/22	200,000	225,798
Minot ND Wtr & Swr Util Resv Rev 5.375% 10/01/23	250,000	285,357
West Fargo ND Pub Sch Dist No 6 4.00% 05/01/23	500,000	555,760
		2,856,561
Health Care (18.4%)
Burleigh County ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/01/18	125,000	122,617
Fargo ND Health Sys Rev MeritCare Obligated 5.125% 06/01/27	75,000	76,048
Fargo ND Health Sys 5.500% 11/01/20	500,000	587,855
Fargo ND Health Sys 6.000% 11/01/28	500,000	579,145
Grand Forks ND Health Care Sys Rev Altru Health Sys Oblig Group 5.625% 08/15/27	700,000	700,413
Grand Forks ND Nursing Fac 7.250% 11/01/29	300,000	319,614
Langdon ND Health Care Facs Rev Cavalier County MEM Hosp PJ 6.200% 01/01/25	155,000	162,164
Ward County ND Health Care Fac Rev Trinity Obligated Group 5.250% 07/01/15	385,000	414,118
Ward County ND Health Care Fac Rev Trinity Obligated Group 5.125% 07/01/25	500,000	508,525
Ward County ND Health Care Fac Rev Trinity Obligated Group 5.125% 07/01/29	500,000	500,890
		3,971,389
Housing (17.5%)
ND St Hsg Fin Agy 4.450% 01/01/25	1,200,000	1,275,900
ND Pub Fin Auth McVille & Drayton Obl Grp 4.500% 06/01/26	400,000	424,116
ND St Hsg Fin Agy 5.400% 07/01/23	980,000	1,024,247
ND Hsg Fin Agy Mtg Rev Hsg Fin Pg 5.650% 07/01/28	60,000	62,191
ND St Hsg Fin Agy Rev Home Mtg Prog C Aa1/NR 4.90% 07/01/15	5,000	5,000
*ND (HFA) Hsg Fin Rev 5.200% 07/01/22	615,000	632,558
ND Housing Fin Agy 5.150% 07/01/23	295,000	308,532
*ND St Hsg Fin Agy Rev Hsg Fin Prog Home Mtg A 5.550% 07/01/22	35,000	35,001
		3,767,545
Other Revenue (17.4%)
Fargo ND Bldg Auth Lease Rev 5.000% 05/01/20	50,000	50,541
Grand Forks County ND Bldg Auth Lease Rev 5.000% 12/01/20	200,000	215,684
Grand Forks ND Mosquito Ctl Rev 4.750% 09/01/24	100,000	107,130
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/20	150,000	161,202
ND Pub Fin Auth AMT - Indl Dev Prog - Ser A 5.000% 06/01/31	240,000	242,664
ND Pub Fin Auth State Revolving Fund 5.500% 10/01/27	250,000	289,835
ND Pub Fin Auth Indl Dev Prog 6.000% 06/01/34	200,000	220,714
*ND Bldg Auth Lease Rev 5.000% 12/01/22	1,020,000	1,071,296
Puerto Rico Commonwealth Infrastructure Fing Auth Spl Tax Rev Ser A 5.500% 07/01/28	135,000	144,725
Puerto Rico Public Bldgs Auth. RevGTD 5.500% 07/01/23	200,000	211,276
Puerto Rico Sales Tax Fin First Sub-SER A 5.000% 08/01/24	400,000	439,344
Puerto Rico Sales Tax Fin Corp Sales Tax Rev 5.000% 08/01/26	150,000	160,848
Williams County ND Sales Tax Rev 5.000% 11/01/21	100,000	102,780
Williams County ND Sales Tax Rev 5.000% 11/01/31	75,000	74,171
Williams County ND Sales Tax Rev 5.000% 11/01/31	250,000	247,238
		3,739,448
Transportation (6.7%)
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.600% 06/01/24	350,000	389,960
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 5.000% 06/01/29	500,000	548,895
Puerto Rico Highway Rev 4.950% 07/01/26	210,000	214,859
Puerto Rico Highway Rev 4.950% 07/01/26	290,000	303,404
		1,457,118
Utilities (12.1%)
Mclean County ND Solid Waste Facs Rev Great River Energy Projects 4.875% 07/01/26	950,000	1,021,089
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.000% 08/01/25	500,000	532,455
Puerto Rico Electric Power Auth Power Rev 5.000% 07/01/23	600,000	628,914
Puerto Rico Electric Power Auth Power Rev REF-SER ZZ 5.000% 07/01/26	250,000	256,735
South Central Regional Wtr Dist Util Sys Rev Ref - Northern Burleigh County ND 5.000% 10/01/23	150,000	157,103
		2,596,296

TOTAL MUNICIPAL BONDS (COST: $20,075,293)		$21,212,105

SHORT-TERM SECURITIES (0.1%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market 0.010% (Cost: $21,631)	21,631	$21,631

TOTAL INVESTMENTS IN SECURITIES (COST: $20,096,924) (98.6%)		$21,233,736
OTHER ASSETS LESS LIABILITIES (1.4%)		291,260

NET ASSETS (100.0%)		$21,524,996

^Variable rate security; rate shown represents rate as of December 30, 2011
*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

PORTFOLIO MARKET SECTORS December 30, 2011

Cash Equivalents and Other	100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011 (In Liquidation)

		Fair
	Quantity	Value

SHORT-TERM SECURITIES (108.4%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.040% (COST: $2,968,019)	2,968,019	$2,968,019

TOTAL INVESTMENTS IN SECURITIES (COST: $2,968,019) (108.4%)		$2,968,019
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.4%)		(229,667)

NET ASSETS (100.0%)		$2,738,352

^Variable rate security; rate shown represents rate as of December 30, 2011

On December 16, 2011, the Board of Trustees voted to close the Small-Cap Value Fund and to commence the orderly liquidation of the Portfolio's Assets.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 30, 2011

			Small-Cap
	Tax-Free	Tax-Free	Value Fund
	Fund for MT	Fund for ND	(In Liquidation)
ASSETS
Investments in securities, at cost	$52,788,896	$20,096,924	$2,968,019

Investments in securities, at value	$55,656,032	21,233,736	2,968,019
Receivable for Fund shares sold	70,191	22,500	0
Accrued dividends receivable	210	25	2,544
Accrued interest receivable	889,912	305,139	7
Prepaid expenses	5,817	2,787	565
Total assets	$56,622,162	$21,564,187	$2,971,135

LIABILITIES
Payable for Fund shares redeemed	$20,200	$430	$222,120
Payable to affiliates	41,639	15,676	4,066
Accrued expenses	22,929	10,038	3,483
Disbursements in excess of demand deposit cash	41,640	13,047	3,114
Total liabilities	$126,408	$39,191	$232,783

NET ASSETS	56,495,754	$21,524,996	$2,738,352

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$54,704,840	$21,047,361	$2,734,103
Accumulated undistributed net realized gain (loss) on investments	(1,081,359)	(666,206)	4,249
Accumulated undistributed net investment income (loss)	5,137	7,029	0
Unrealized appreciation (depreciation) on investments	2,867,136	1,136,812	0

NET ASSETS	$56,495,754	$21,524,996	$2,738,352

Shares outstanding	5,473,624	2,051,326	206,185
Net asset value per share*	$10.32	$10.49	$13.28
Public offering price (sales charge of 3.75%, 3.75%, and 5.00%, respectively)	$10.72	$10.90	$13.98

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 30, 2011

			Small-Cap
	Tax-Free	Tax-Free	Value Fund
	Fund for MT	Fund for ND	(In Liquidation)
INVESTMENT INCOME
Interest	$2,366,480	$965,890	$112
Dividends (net of foreign withholding taxes of $0, $0, and $36, respectively)	747	218	50,918
Total investment income	$2,367,227	$966,108	$51,030

EXPENSES
Investment advisory fees	$246,931	$101,352	$36,698
Distribution (12b-1) fees	123,465	50,676	9,356
Transfer agent fees	80,607	33,248	7,066
Accounting service fees	19,555	14,057	10,825
Administrative service fees	80,274	41,161	19,405
Professional fees	13,293	6,192	1,997
Reports to shareholders	3,714	2,233	882
License, fees, and registrations	6,332	5,440	2,151
Audit fees	13,550	5,112	907
Trustees' fees	3,812	1,589	303
Transfer agent out-of-pockets	1,921	1,875	1,121
Custodian fees	7,909	4,070	3,200
Legal fees	6,664	2,664	520
Insurance expense	2,245	1,080	180
Total expenses	$610,272	$270,749	$94,611
Less expenses waived or reimbursed	(136,165)	(76,153)	(32,894)
Total net expenses	$474,107	$194,596	$61,717

NET INVESTMENT INCOME (LOSS)	$1,893,120	$771,512	$(10,687)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(135,607)	$(33,344)	$706,579
Net change in unrealized appreciation (depreciation) of investments	3,738,885	1,331,521	(749,575)
Net realized and unrealized gain (loss) on investments	$3,603,278	$1,298,177	$(42,996)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,496,398	$2,069,689	$(53,683)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 30, 2011

			Small-Cap
	Tax-Free	Tax-Free	Value Fund
	Fund for MT	Fund for ND	(In Liquidation)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,893,120	$771,512	$(10,687)
Net realized gain (loss) from investment transactions	(135,607)	(33,344)	706,579
Net change in unrealized appreciation (depreciation) on investments	3,738,885	1,331,521	(749,575)
Net increase (decrease) in net assets resulting from operations	$5,496,398	$2,069,689	$(53,683)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,890,504)	$(768,237)	$0
Net realized gain on investments	0	0	(411,020)
Return of capital	0	0	0
Total distributions	$(1,890,504)	$(768,237)	$(411,020)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$12,525,949	$2,859,943	$106,959
Proceeds from reinvested dividends	1,359,494	587,639	407,847
Cost of shares redeemed	(4,554,201)	(2,490,195)	(1,154,051)
Net increase (decrease) in net assets resulting from capital share transactions	$9,331,242	$957,387	$(639,245)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$12,937,136	$2,258,839	$(1,103,948)
NET ASSETS, BEGINNING OF PERIOD	$43,558,618	$19,266,157	$3,842,300
NET ASSETS, END OF PERIOD	$56,495,754	$21,524,996	$2,738,352

Accumulated undistributed net investment income	$5,137	$7,029	$0

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2010

	Tax-Free	Tax-Free	Small-Cap
	Fund for MT	Fund for ND	Value Fund
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,550,412	$767,448	$4,070
Net realized gain (loss) from investment transactions	(106,570)	(76,141)	509,728
Net change in unrealized appreciation (depreciation) on investments	(931,686)	(397,166)	78,372
Net increase (decrease) in net assets resulting from operations	$512,156	$294,141	$592,170

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,549,086)	$(764,424)	$(4,070)
Total distributions	$(1,549,086)	$(764,424)	$(4,070)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$10,177,922	$4,084,657	$364,662
Proceeds from reinvested dividends	1,184,476	623,298	4,031
Cost of shares redeemed	(2,556,041)	(3,144,484)	(596,575)
Net increase (decrease) in net assets resulting from capital share transactions	$8,806,357	$1,563,471	$(227,882)

TOTAL INCREASE IN NET ASSETS	$7,769,427	$1,093,188	$360,218
NET ASSETS, BEGINNING OF PERIOD	$35,789,191	$18,172,969	$3,482,082
NET ASSETS, END OF PERIOD	$43,558,618	$19,266,157	$3,842,300

Accumulated undistributed net investment income	$2,536	$5,263	$0

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the "Trust") was organized as a Delaware business trust on March 30, 1999 and commenced operations on August 3, 1999. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of three series (the "Funds").

The Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Small-Cap Value Fund ("Small-Cap Value Fund"), a diversified Fund, seeks long-term total return and capital preservation.

On December 16, 2011, the Board of Trustees voted to close the Small-Cap Value Fund and to commence the orderly liquidation of the Small-Cap Value Fund. Shares of the Small-Cap Value Fund are no longer being offered for sale while the Small-Cap Value Fund proceeds to liquidate and distribute its assets in an orderly manner.

The Small-Cap Value Fund disbursed its assets to shareholders in complete liquidation on February 21, 2012.

NOTE 2: Summary of Significant Accounting Policies

Basis of Accounting—The Small-Cap Value Fund adopted the liquidation basis of accounting, which among other things, requires the Small-Cap Value Fund to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Small-Cap Value Fund to the extent that they are reasonably determinable. The change in basis of accounting from going-concern to a liquidation basis did not have a material effect on the Small-Cap Value Fund's carrying value of assets and liabilities. The Small-Cap Value Fund did not report separate results of operations during the liquidation period since such results were not materially different from those reported under the going-concern basis.

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees.

Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by IFS. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Funds' Schedule of Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.50% contingent deferred sales charge "CDSC" may be assessed on shares of Tax-Free Fund for MT and Tax-Free Fund for ND if redeemed within 12 months of purchase and a 1.00% CDSC may be assessed on shares of Small-Cap Value Fund if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized for financial reporting purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Tax-Free Fund for MT and the Tax-Free Fund for ND declare dividends from net investment income daily and pay such dividends monthly. The Small-Cap Value Fund will declare and pay dividends from net investment income at least annually, when available. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of market discount. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the appropriate country's rules and tax rates.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of December 30, 2011:

		Level 1	Level 2	Level 3	Total
Tax-Free Fund for MT	Short Term Securities	$2,493,180	$0	$0	$2,493,180
	Municipal Bonds	0	53,162,852	0	53,162,852
	Total	$2,493,180	$53,162,852	$0	$55,656,032

Tax-Free Fund for ND	Short Term Securities	$21,631	$0	$0	$21,631
	Municipal Bonds	0	21,212,105	0	21,212,105
	Total	$21,631	$21,212,105	$0	$21,233,736

Small-Cap Value Fund	Short Term Securities	$2,968,019	$0	$0	$2,968,019
	Total	$2,968,019	$0	$0	$2,968,019

See schedule of investments for a list of holdings. The Funds did not hold any Level 3 assets during the year ended December 30, 2011. There were no transfers into or out of Level 1 or Level 2 during the year ended December 30, 2011. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 30, 2011.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 30, 2011, were as follows:

	Tax-Free	Tax-Free	Small-Cap
	Fund for MT	Fund for ND	Value Fund
Purchases	$13,637,896	$5,638,430	$897,633
Sales	$6,053,218	$4,477,527	$4,582,473

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	Tax-Free		Tax-Free		Small-Cap
	Fund for MT		Fund for ND		Value Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/30/11	12/31/10	12/30/11	12/31/10
Shares sold	1,264,724	1,019,000	283,042	401,194	6,749	25,716
Shares issued on reinvestment of dividends	136,755	119,462	58,011	61,292	30,711	256
Shares redeemed	(457,603)	(258,809)	(246,756)	(310,731)	(77,485)	(42,236)
Net increase (decrease)	943,876	879,653	94,297	151,755	(40,025)	(16,264)

NOTE 6: Income Tax Information

At December 30, 2011, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT*	Tax-Free Fund for ND*	Small-Cap Value Fund
Investments at cost	$52,783,759	$20,089,895	$2,968,019
Unrealized appreciation	$2,872,894	$1,150,120	$0
Unrealized depreciation	(621)	(6,279)	$0
Net unrealized appreciation (depreciation)	$2,872,273*	$1,143,841*	$0

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax character of distributions paid was as follows:

	Tax-Free		Tax-Free		Small-Cap
	Fund for MT		Fund for ND		Value Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/30/11	12/31/10	12/30/11	12/31/10
Tax-exempt income	$1,890,504	$1,549,086	$768,237	$764,424	$0	$0
Ordinary income	0	0	0	0	0	4,070
Realized gain on investments	0	0	0	0	411,020	0
Total	$1,890,504	$1,549,086	$768,237	$764,424	$411,020	$4,070

As of December 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
Accumulated capital and other losses	($1,081,359)	($666,206)	4,249
Unrealized appreciation/(depreciation)	2,872,273*	1,143,841*	0
Total accumulated earnings/(deficit)	$1,790,914	$477,635	4,249

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 30, 2011 are as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Expires in 2012	$607,751	$459,554
Expires in 2013	$50,681	$16,196
Expires in 2014	$51,062	$38,426
Expires in 2015	$56,897	$0
Expires in 2016	$72,824	$44,995
Expires in 2017	$0	$0
Expires in 2018	$106,551	$75,200
Non-expiring short-term losses	$0	$31,835
Non-expiring long-term losses	$135,593	$0
Total Capital Loss Carryforwards	$1,081,359	$666,206

For the year ended December 30, 2011, the Tax-Free Fund for MT and Tax-Free Fund for ND made permanent reclassifications of $845,562 and $1,089,267, respectively, due to capital loss carryforward expirations and Small-Cap Value Fund reclassified $10,687 of net investment loss against capital stock outstanding on the statement of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Small-Cap Value Fund, Fox Asset Management, LLC ("Fox Asset Management" or "Fox") is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For Tax-Free Fund for MT, Tax-Free Fund for ND, and Small-Cap Value Fund, the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.50%, and 1.00%, respectively, of the average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 29, 2012, for Tax-Free Fund for MT, Tax-Free Fund for ND, and Small-Cap Value Fund, so that the net annual operating expenses do not exceed 1.07%, 1.07%, and 1.65%, respectively. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary waivers and reimbursements, the Tax-Free Fund for MT and Tax-Free Fund for ND expenses were at an annual rate of 0.96% of average daily net assets for the year ended December 30, 2011. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/30/11	Payable 12/30/11
Tax-Free Fund for MT	$246,931	$23,180
Tax-Free Fund for ND	$101,352	$8,864
Small-Cap Value Fund	$36,698	$2,209

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." The Funds currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/30/11			Payable 12/30/11
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
Tax-Free Fund for MT	$287,756	$0	$123,465	$3,561	$0	$11,590
Tax-Free Fund for ND	$67,113	$0	$50,676	$868	$0	$4,432
Small-Cap Value Fund	$2,079	$0	$9,356	$0	$0	$734

IFS acts as the Funds' transfer agent. Prior to June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.20% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.14% of the average daily net assets for the Tax-Free Fund for MT and Tax-Free Fund for ND and 0.18% of the average daily net assets for the Small-Cap Value Fund on an annual basis for the Funds' first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' accounting services agent. Prior to June 1, 2011, the accounting fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the accounting services fee was combined with the administrative services fee.

IFS also acts as the Funds' administrative services agent. Prior to June 1, 2011, the administrative fee was a monthly variable fee equal to 0.125% of the average daily net assets for the Tax-Free Fund for MT and Tax-Free Fund for ND and 0.15% of the average daily net assets for the Small-Cap Value Fund on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the administrative fee, including the accounting service fees, was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds' average daily net assets on an annual basis for the Funds' first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses.

Certain Officers of the Fund are also Officers and Governors of IFS.

		Year Ended 12/30/11			Payable 12/30/11
		Transfer	Accounting	Admin.	Transfer	Accounting	Admin.
		Agency	Service	Service	Agency	Service	Service
		Fees	Fees	Fees	Fees	Fees	Fees
Tax-Free Fund for MT	Net Fees*	$21,662	$4,578	$19,952	$1,559	$0	$1,749
	Waived	60,866	14.977	60,322
Tax-Free Fund for ND	Net Fees*	$6,491	$1,846	$5,851	$717	$0	$794
	Waived	28,632	12,211	35,310
Small-Cap Value Fund	Net Fees*	$1,941	$896	$2,686	$325	$0	$798
	Waived	6,246	9,929	16,719

* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

Tax-Free Fund for MT and Tax-Free Fund for ND invest primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its respective state. Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of each Fund's portfolio, the greater its interest rate risk.

VIKING TAX-FREE FUND FOR MONTANA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$9.62	$9.81	$9.12	$9.96	$10.06

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.38	$0.39	$0.39	$0.39
Net realized and unrealized gain (loss) on investments	0.70	(0.19)	0.69	(0.84)	(0.10)
Total from investment operations	$1.08	$0.19	$1.08	$(0.45)	$0.29

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.38)	$(0.39)	$(0.39)	$(0.39)
Total distributions	$(0.38)	$(0.38)	$(0.39)	$(0.39)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$10.32	$9.62	$9.81	$9.12	$9.96

Total Return[1]	11.46%	1.93%	11.97%	(4.66%)	2.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$56,496	$43,559	$35,789	$10,586	$9,899
Ratio of expenses to average net assets after waivers*[2]	0.96%	0.96%	0.92%	0.85%	0.76%
Ratio of expenses to average net assets before waivers*	1.24%	1.35%	1.31%	1.10%	1.11%
Ratio of net investment income to average net assets*[2]	3.83%	3.87%	3.98%	4.03%	3.91%
Portfolio turnover rate	12.64%	25.34%	11.14%	14.34%	26.57%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers and reimbursements by the adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$9.84	$10.07	$9.22	$10.10	$10.22

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.38	$0.40	$0.40	$0.40
Net realized and unrealized gain (loss) on investments	0.65	(0.23)	0.85	(0.88)	(0.12)
Total from investment operations	$1.03	$0.15	$1.25	$(0.48)	$0.28

Less Distributions:
Dividends from net investment income	(0.38)	(0.38)	$(0.40)	$(0.40)	$(0.40)
Total distributions	$(0.38)	$(0.38)	$(0.40)	$(0.40)	$(0.40)

NET ASSET VALUE, END OF PERIOD	$10.49	$9.84	$10.07	$9.22	$10.10

Total Return[1]	10.72%	1.48%	13.77%	(4.89%)	2.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,525	$19,266	$18,173	$5,054	$5,652
Ratio of expenses to average net assets after waivers*[2]	0.96%	0.96%	0.92%	0.85%	0.77%
Ratio of expenses to average net assets before waivers*	1.34%	1.42%	1.49%	1.21%	1.20%
Ratio of net investment income to average net assets*[2]	3.81%	3.79%	3.94%	4.10%	3.92%
Portfolio turnover rate	22.63%	29.47%	52.28%	30.91%	28.12%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11#	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$15.61	$13.27	$10.76	$14.85	$15.43

Income (loss) from investment operations:
Net investment income (loss)	$(0.05)	$0.02	$0.05	$0.06	$0.02
Net realized and unrealized gain (loss) on investments	(0.16)	2.34	2.51	(4.09)	0.35
Total from investment operations	$(0.21)	$2.36	$2.56	$(4.03)	$0.37

Less Distributions:
Dividends from net investment income	$0.00	$(0.02)	$(0.05)	$(0.06)	$(0.02)
Distributions from net realized gains	(2.12)	0.00	0.00	0.00	(0.93)
Total distributions	$(2.12)	$(0.02)	$(0.05)	$(0.06)	$(0.95)

NET ASSET VALUE, END OF PERIOD	$13.28	$15.61	$13.27	$10.76	$14.85

Total Return[1]	(1.34%)	17.76%	23.82%	(27.12%)	2.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,738	$3,842	$3,482	$3,119	$3,818
Ratio of expenses to average net assets after waivers*2	1.65%	1.65%	1.57%	1.50%	1.65%
Ratio of expenses to average net assets before waivers*	2.53%	2.77%	3.42%	1.96%	2.15%
Ratio of net investment income to average net assets*2	(0.29%)	0.11%	0.48%	0.47%	0.16%
Portfolio turnover rate	26.55%	42.94%	54.74%	71.46%	46.19%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

# In Liquidation

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Viking Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota, two of the funds constituting the Viking Mutual Funds (the "Funds") as of December 30, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to December 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota of the Viking Mutual Funds as of December 30, 2011, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Viking Mutual Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Viking Small-Cap Fund, one of the funds constituting the Viking Mutual Funds (the "Fund"), as of December 30, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to December 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Trustees approved a plan of liquidation on December 16, 2011 and the Fund began an orderly liquidation of the Fund's assets. As a result, the Fund changed its basis of accounting for periods after December 16, 2011, from the going concern basis to the liquidation basis.

/s/ Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2012

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/11	12/30/11	Period*	Ratio

Viking Tax-Free Fund for Montana
Actual	$1,000.00	$1,064.15	$4.95	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.85	0.96%

Viking Tax-Free Fund for North Dakota
Actual	$1,000.00	$1,059.83	$4.94	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.85	0.96%

Viking Small-Cap Value Fund
Actual	$1,000.00	$935.68	$7.98	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.31	1.65%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2011, the Board of Trustees, including a majority of the independent Trustees of the Funds, renewed the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and Fox Asset Management, LLC ("Fox").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser, but the Sub-Advisor did utilize soft-dollars in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to thirteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of August 31, 2011, the risk for: (1) Viking Tax-Free Fund for North Dakota was above average overall and for the 3, 5, and 10-year time period. (2) Viking Tax-Free Fund for Montana was average overall and for the 5, and 10-year time period. It was above average for the 3-year time period. (3) Viking Small-Cap Value Fund was low overall and for the 3, 5, and 10-year time period.

As of August 31, 2011, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota returns for the 1, 3, 5 and 10-year periods were at or below its index, but above its median classification; (2) Viking Tax-Free Fund for Montana returns for the 1, 3, 5 and 10-year periods were at or below its index, but above its median classification; (3) Viking Small-Cap Value Fund 1 and 3-year period was below its index, its 5 and 10-year was above the index, and the 5 and 10-year periods were at above its median classification but below for its 1 and 3-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the advisor does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's expense ratios of 1.07% was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size.; (2) a comparison of the net operating expense of 1.66% for the Viking Small-Cap Value Fund to other funds of similar objective and size reflect that the Small-Cap Value Fund has a slightly higher expense structure.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the renewal of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with Fox

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and Fox with respect to the Viking Small-Cap Value Funds ("Small-Cap Fund") the Trustees requested information from Fox that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board felt satisfied with the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by Fox. Based on the review of Fox by the Investment Adviser Chief Compliance Officer of Viking and also review by the Fund CCO, including a review of the possible conflicts of interest, and the advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory as of the date of the Board meeting.

Analysis of the rates charged by other sub-advisers of similar funds: The Board considered the sub-advisory fees paid to Fox fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the Small-Cap Fund as a result of its participation in soft dollar arrangements from securities trading in the Fund. However, the soft-dollars generated from the relationship with the Small-Cap Fund have historically been relatively small in dollar amount.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Fox, the strategic plan involving the Equity Funds, and the potential for increased distribution and growth of the Small-Cap Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of each of the Small-Cap Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 12% and 9%, respectively, in Corridor. They initially received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke and Mr. Walstad have purchased a portion of their membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 30% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke (the "Portfolio Manager" of the Funds), is based on salary paid every other week. He is not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a 4% match by Corridor of the employees gross pay as long as the employee has elected to put in at least 4%.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Viking Small-Cap Value Fund Only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

Similar Investment Companies Sub Advised by Fox. Fox acts as investment sub adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Eaton Vance Small Cap Value Fund, Saratoga Small Cap Value Fund.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Funds under the Sub-Advisory Agreement, the Adviser is required to pay Fox a fee: VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Small-Cap Fund's daily net assets up to $5 million, 0.45% from $5 million to $15 million, 0.50% from $15 million to $25 million, 0.55% from $25 million to $35 million and 0.60% in excess of $35 million.

•

Fox's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The compensation structure for the investment professionals is a competitive base salary, a subjective bonus, and a performance bonus. The amounts in each category vary by job descriptions. The mixes for each level are set in consideration of industry compensation surveys. The performance portion varies depending on whether the person is an analyst or portfolio manager. Portfolio managers are evaluated relative to their benchmarks and their peer groups. Analysts at all levels have performance bonuses based on their recommendations relative to their respective benchmarks.

Ownership opportunities come in two forms. First, Fox employees own 20% through a limited partnership. Ownership interests are set and approved by the partnership under the direction of the Managing Partner. The second is a liberal incentive stock options program of the publicly traded parent organization, Eaton Vance (EV, NYSE).

Management has delineated these components of compensation and set the performance guidelines to eliminate confusion concerning the calculus that is used. The compensation levels are compared to industry levels via various measures, including the McLagan survey.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Fund consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as directors or trustees for Integrity Fund of Funds, Inc., the three series of The Integrity Funds, and the six series of Integrity Managed Portfolios. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the three series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2010

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.
How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates' everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Integrity Fund of Funds, Inc.
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios
•	Integrity Fund of Funds, Inc.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,500 for the year ended December 31, 2011 and $19,570 for the year ended December 31, 2010.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2010.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz & Associates, P.C. ("Brady, Martz") for tax compliance, tax advice, and tax planning were $3,090 for the year ended December 31, 2011 and $3,850 for the year ended December 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 2, 2012

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 2, 2012